UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2011 (March 9, 2011)

ST. LAWRENCE SEAWAY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-02040	26-0818050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2020, Denver, Colorado	80290
(Address of principal executive offices)	(Zip code)

(720) 407-7030

(Registrant’s telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

(a)                                  Dismissal of Previous Independent Registered Public Accounting Firm.

(i)                   On March 10, 2011, we dismissed Braver P.C., our current auditors due to the Merger.  The decision to change auditors was approved by the board of directors.

(ii)                Braver P.C.’s reports on our financial statements as of and for the fiscal year ended March 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report contained a going concern qualification as to the ability of us to continue.

(iii)             During the registrant’ two most recent fiscal years, March 31, 2010 and 2009 and the subsequent period through the date of termination, March 10, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Braver P.C., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-K.

(iv)            St. Lawrence Seaway Corporation (the “Corporation”) provided Braver P.C. with a copy of this current report on Form 8-K and requested that Braver P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Corporation has received the requested letter from Braver P.C., and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)                                 Engagement of New Independent Registered Public Accounting Firm.

(i)                   On March 10, 2011, our board of directors engaged Ehrhardt Keefe Steiner & Hottman PC as the Corporation’s new independent registered public accounting firm.  The decision to engage Ehrhardt Keefe Steiner & Hottman PC was approved by our board of directors on March 9, 2010.

(ii)                Prior to March 10, 2011, the Corporation did not consult with Ehrhardt Keefe Steiner & Hottman PC regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Corporation’s financial statements, (3) written or oral advice that would be an important factor considered by the Corporation in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Corporation and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter from Braver P.C.

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ST. LAWRENCE SEAWAY CORPORATION

/s/ Patrick R. McDonald
Patrick R. McDonald, President and CEO

Dated: March 14, 2011